                               EXHIBIT ITEM 10.16
                          PALOMAR COMMUNITY BANK LEASE

                                      LEASE
                                      -----

This Lease is made 4/15, 1987, between Palomar Plaza Associates Limited, a California general partnership ("Landlord"), whose address is 420 S. Broadway, Escondido, California and Palomar Savings and Loan Association, ("Tenant") whose address is 355 West Grand Avenue, Escondido. California.

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the terms, at the rental and subject to all of the terms, conditions and agreements hereinafter said forth.

                               ARTICLE 1 PREMISES
                               ------------------

Landlord leases to Tenant and Tenant leases from Landlord the real property located at 355 West Grand Avenue, Escondido, County of San Diego, California described as the first floor of the Palomar Plaza building constituting 7000 square feet, to be constructed in accordance with Exhibit "All ("Premises").

                                 ARTICLE 2 TERM
                                 --------------

The term shall commence on the date on which Tenant takes possession of the premises or five (5) days after a final certificate of occupancy for the premises has been issued, whichever occurs first. The parties shall immediately execute an amendment to this Lease stating the date of commencement of the term ("Commencement Date") when it is ascertained. The term of this Lease shall be twenty (20) years from the commencement date. Tenant is hereby granted and shall, if not at the time in default under this Lease, have the option to extend the term of this Lease for one (1) additional ten-year period under the same terms and conditions contained herein. This option shall be exercised by Tenant's delivering to Landlord written notice of exercise of Tenant's option to extend the term of this Lease at least one hundred and eighty (180) days but not more than three hundred and sixty (360) days in advance of the expiration of this Lease.

Landlord shall commence the construction of the Tenant improvements described in Exhibit "All hereto promptly after execution of this lease and shall diligently prosecute such construction to completion. In the event the term of this Lease has not commenced by June 30, 1988, then this Lease shall terminate as of said date and each of the parties hereto shall be released from any further obligation hereunder. If the term of lease has not commenced on or before June 30, 1988, Landlord shall be in default of the promissory note to be executed by Landlord in connection with the purchase of the property.

                                 ARTICLE 3 RENT
                                 --------------

3.1 Tenant agrees to pay to Landlord as rent, without notice or demand, the monthly sum of Nine Thousand Four Hundred and Ninety-Two Dollars ($9,492.00), in advance, on or before the first day of each and every successive calendar month commencing on the commencement date. Rent for any partial month shall be prorated at the rate of 1/30 of the monthly rent per day.

3.2 The monthly rental set forth in Paragraph 3.1 shall be fixed until May 23, 1989.

Thereafter, for the next eighteen and one-half (18 1/2) years the monthly rental for both the initial term and any extended term of this Lease shall be subject to an adjustment on May 23, 1989 and on May 23 of each year thereafter ("adjustment date")of the initial term and any extended term as follows:

An adjustment shall be made in the event there are any increases in the cost of living for each year of said initial term or extended term. The base for computing this adjustment is the consumer Price Index (All Urban Consumers) for the San Diego Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month nearest November 23, 1987 ("Beginning index"). If the Index published nearest the adjustment date ("Extension Index") has increased over the Beginning Index, the monthly rental for the following year (until the next rent adjustment) shall be set by multiplying the monthly rent hereinabove set forth by a fraction, the numerator of which is the Extension index and the denominator of which is the Beginning Index. In no case shall the adjusted monthly rent be less than the monthly rental hereinabove set forth, nor shall it exceed 105% of the monthly rent payable during the previous one year period.

If the Index is changed so that the base differs from that used as of the Beginning Index date, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If there is no Consumer Price Index published at the time of adjustment required by this Paragraph but a comparable index is published by an agency of the United States Government, such latter index shall be used. If no such comparable index has been published, the computation will be made in accordance with the change in the cost of living and, if not arrived at by agreement of the parties, will be determined by an outside party agreed upon by Landlord and Tenant and the decision of said outside party shall be binding on the parties. If the parties are unable to agree upon an outside party within ten
(10) days after written notice by either party to the other party of its choice of an outside party, the computation will be determined by arbitration under the then prevailing rules and procedures of the American Arbitration Association.

                           ARTICLE 4 SECURITY DEPOSIT
                           --------------------------

Landlord shall not require Tenant to make a security deposit.

                                 ARTICLE 5 TAXES
                                 ---------------

5.1  Real Property Taxes.
     --------------------

5.1.1 Payment. Tenant shall pay to Landlord its proportionate share of all real property taxes levied and assessed against the Premises during the term of this Lease. Tenant's proportionate share shall be the product of: (1) the ratio which the total number of square feet in the premises bears To the total number of leasable square feet in the building in which the premises are located, multiplied by (2) the total real property taxes levied and assessed against the building other improvements, and land of which the premises are a part. For example, if the total number of square feet leased to Tenants in the building in which the premises are located was 10,000 and Tenant leased 5000 square feet, Tenant would pay to Landlord fifty percent (50%) of all real property taxes. Landlord shall deliver to Tenant, at least fifteen (15) days prior to the due date of all taxes, the tax bills or other evidence of the due date and amount due of such taxes and Tenant shall pay such taxes to Landlord within five (5) days after Landlord delivers the tax bills or other evidence of due date and amount of the taxes to Tenant.

5.1.2 Definition. As used in this Lease, the term "real property tax" shall include any form of assessment, levy, penalty or tax (other than estate, inheritance, general income or franchise taxes) imposed by any authority having the direct or indirect power to tax including, without limitation, any city, county, state or federal government or any improvement or other district thereof upon or with respect to any legal or equitable interest of Landlord in the Premises or any part thereof.

5.2  Personal Property Taxes.
     ------------------------

Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real or personal property of Landlord.

5.3  Proration; Joint Assessment.
     ----------------------------

In the event any real property taxes paid by Tenant cover any period of time prior to commencement or after the expiration of the term of this Lease, Tenant's share of such taxes shall be prorated to cover only the period of time when this Lease is in effect, and Landlord shall reimburse Tenant or Tenant shall pay to Landlord any sums owed. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon which relates to the lease term shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Premises are not separately assessed, Tenant's liability shall be a proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord and Tenant from the respective valuations assigned in the Assessor's worksheets or such other information as may be reasonably available.

If Landlord and Tenant cannot agree as to the respective valuations within ten
(10) days of notice by one to the other of the need to determine the valuations, an outside party, agreed upon by Landlord and Tenant shall set the respective valuations and the decision of the outside party shall be binding on Landlord and Tenant. If the parties are unable to agree upon an outside party within five
(5) days after written notice by either party to the other of its choice of an outside party, the valuation shall be determined by arbitration under the thenprevailing rules and procedures of the American Arbitration Association.

If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant, as Landlord and Tenant may agree, within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

In the event Landlord and Tenant are unable to agree on the amount of tax owed by Tenant, the amount of tax shall be decided by an outside party or arbitration as mentioned above in this Paragraph 5.3.

                                 ARTICLE 6 USE
                                 -------------

     6.1  Use.
          ----

Tenant shall use the premises for the operation of a financial institution and for no other purpose without the prior written consent of Landlord.

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6.2  Condition of Premises.
     ----------------------

Within fourteen (14) days after the commencement of the lease term, Tenant shall deliver to Landlord in writing a list of items that Tenant feels that Landlord should complete or correct in order for the premises to be acceptable.

In the event Landlord and Tenant are unable to agree on which items Landlord has an obligation to correct within ten (10) days after the date Landlord receives Tenant's list, the dispute shall be determined by an outside party agreed upon by Landlord and Tenant and the decision of the outside party shall be binding on Landlord and Tenant. If the parties are unable to agree upon an outside party within five (5) days after written notice by either party to the other of its choice of an outside party, the dispute shall be determined by arbitration under the then prevailing rules and procedures of the American Arbitration Association.

6.3  Compliance with Law.
     --------------------

Tenant shall not use the Premises or permit anything To be done in or about the Premises which will in any way conflict with any law, statute, zoning restrictions, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord by a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule or regulation , shall be conclusive of that fact as between Landlord and Tenant. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises are a part or which will injure or unreasonably annoy them nor shall Tenant use or allow the Premises to be used nor any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

6.4  Landlord's Rules and Regulations. Tenant shall faithfully observe and
     ---------------------------------
comply with the reasonable rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant.

                       ARTICLE 7 REPAIRS AND MAINTENANCE
                       ---------------------------------

7.1  Landlord's obligations.
     -----------------------

Subject to the provisions of Article 14 and except for damage caused by any negligence or intentional act or omission of Tenant and Tenant's agents, employees or invitees Landlord at its sole cost and expense shall keep in good order, condition and repair the following: (1) the exterior walls, (2) the foundation (3) the electrical system from the exterior walls of the premises to the property lines. Landlord shall have no obligation to make repairs under this
Article 7 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Landlord shall repair and maintain the plumbing in the Building, however, Tenant shall pay its proportionate share of the expense therefor pursuant to Article 9.

7.2  Tenant's Obligations.
     ---------------------

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Tenant shall be responsible for all other repairs, including, but not limited to the electrical system from the exterior walls of the premises and inward and the air conditioning systems which service the Premises. Tenant agrees to enter into a service contract for the maintenance and repair of the air conditioning systems and to provide Landlord with a copy within ten (10) days of the execution of the contract.

 7.3 Surrender.
     ----------

Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Tenant at its sole cost and expense agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery equipment, cabinet work, furniture, movable partitions, or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without litigation, any claims made by any succeeding tenants founded on such delay.

7.4 Landlord's Rights.
    ------------------

In the event Tenant fails to perform Tenant's obligations under this Article 7, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

                       ARTICLE 8 ALTERATIONS AND ADDITION
                       ----------------------------------

Tenant shall not, without Landlord's prior written consent, make any structural or exterior alterations of the Premises.

                      ARTICLE 9 UTILITIES AND COMMON AREAS
                      ------------------------------------

Tenant shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, and all other materials and utilities supplied to the Premises. Landlord and Tenant agree that the utilities are separately metered to Tenant. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease.

Tenant shall pay its proportionate share of any and all repair and maintenance costs attributable to the common areas of the building in which the premises are located including, but not limited to, parking areas, areas of ingress and egress, sidewalks, the roof, all landscaped areas and the plumbing as well as janitorial costs for the same. Tenant's proportionate share shall be the product of: (1) the ratio which the total number of square feet in the premises bears to the total number of leasable square feet in the building in which the premises are located, multiplied by (2) an amount equal to the total expenses for maintenance, repairs and operation of the common areas. Tenant shall pay to Landlord any amounts owing within ten (10) days after demand therefor from Landlord.

                                ARTICLE 10 LIENS
                                ----------------

Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to. be released of record by payment or by posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith including reasonable attorneys' fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of 10% per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanic's and materialmen's liens.

                          ARTICLE 11 LANDLORD'S ACCESS
                          ----------------------------

Landlord and Landlord's agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants or lenders at any time during Tenant's business hours or at such other time as Landlord and Tenant may agree. Landlord may at any time place o" or about the Premises any ordinary "for lease" signs. Tenant hereby waives any claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby.

                              ARTICLE 12 INDEMNITY
                              --------------------
                      EXEMPTION OF LANDLORD FROM LIABILITY
                      ------------------------------------

12.1  Indemnity.
      ----------

Tenant shall indemnify and hold Landlord harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense by counsel satisfactory to Landlord.

12.2  Exemption of Landlord from Liability.
      -------------------------------------

Landlord shall not be liable for injury to Tenant's business or loss of income therefrom or for damages which `may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may lead or flow from or into any part of the premises, or resulting from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising in the Premises or in other portions of the building of which the Premises are a part whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant (if any) of any building in which the Premises are located.

                              ARTICLE 13 INSURANCE
                              ---------------------
13.1  Liability Insurance.
      --------------------
Tenant shall at all times during the term hereof and at Tenant's own cost and expense procure and continue to keep in force Workman's Compensation Insurance, Bodily Injury Liability and Property Damage Liability Insurance adequate to protect Landlord and naming Landlord as an additional insured in the policy in the event of injury to or the death of any person or damage to property in connection with the use or occupancy by Tenant of the premises.

Such insurance shall be in an amount of not less than $3,000,000.00 for loss from an accident resulting in bodily injury or death of one person and not less than $500,000.00 for loss from an accident resulting in property damage. All insurance required hereunder shall be with companies rated AA or better in Best's Insurance Guide. In the event such insurance is unavailable, Tenant may substitute a bond in the amount of Three Million Dollars ($3,000,000.00) which bond must be approved by Landlord. Landlord may not unreasonably withhold its approval of the bond.

13.2  Fire and Extended Coverage.
      ---------------------------
13.2.1 Landlord shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Tenant's trade fixtures, personal property and equipment) providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all-risk). Tenant shall pay Tenant's proportionate share of such insurance premiums to Landlord within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due. Tenant's proportionate share shall be that portion of the total insurance premiums paid by Landlord that the total number of square feet in the premises bears to the total number of leasable square feet in the building in which the premises are located. Such insurance shall provide for payment of loss thereunder to Landlord or the holder of a f irst mortgage or deed of trust on the Premises.

13.2.2 Tenant shall at all times during the term hereof, and at its cost and expense, maintain in effect policies of insurance covering (i) Tenant's fixtures and equipment located on the premises, in an amount not less than 80% of their actual cash value from time to time during the term of this Lease, providing protection against any peril included within the classification Fire and Extended Coverage, together with insurance against sprinkler damage, vandalism and malicious mischief and (ii) all plate glass (if any) on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the fixtures, equipment and plate glass so insured.

13.3  Waiver of Subrogation.
      ----------------------

Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party of their property or the property of others under their control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

                        ARTICLE 14 DAMAGE OR DESTRUCTION
                        --------------------------------

14.1  Damage or Destruction.
      ----------------------

If, during the term or extension thereof, the premises are totally or partially destroyed from a risk covered by the insurance described in Paragraph 13, rendering the premises totally or partially inaccessible or unusable, Landlord shall restore the premises. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

14.2  Extent of Landlord's obligation to Restore.
      -------------------------------------------

Landlord shall not be required to restore alterations made by Tenant, Tenant's improvements, Tenant's trade fixtures, and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore.

14.3  Damage Near End of the Term.
      ----------------------------

If the Premises are partially destroyed or damaged during the last 3 years of the term of this Lease or during the last three (3) years of the extension term, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage; provided, however, that if twenty-five percent (25%) or less of the premises is damaged or destroyed and Tenant agrees in writing to exercise its option to extend the lease term pursuant to Article II, Landlord shall repair the Premises.

Upon termination of this Lease pursuant hereto, any advance payments made by Tenant to Landlord shall be prorated on the basis of a thirty (30) day month as required.

14.4 Abatement of Rent and Advance Payments.
     ---------------------------------------

14.4.1 If the Premises are partially destroyed or damaged and Landlord repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired. Except for abatement of rent (if any), Tenant shall have no claim -against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

                             ARTICLE 15 CONDEMNATION
                             -----------------------

If the whole of the Premises shall be taken, or such part thereof shall be taken as shall substantially interfere with Tenant's use and occupancy of the balance thereof, under power of eminent domain, or sold, transferred, or conveyed in lieu thereof, either Tenant or Landlord may terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority whichever date occurs later. If any part of the building other than the Premises, including parking facilities and interior and adjacent landscaped areas shall be so taken, sold, transferred or conveyed in lieu thereof, Landlord shall have the right, at its option, to terminate this Lease as of the date of such condemnation or as of the datepossession is taken by the condemning authority; provided, however, that Tenant may also elect to terminate this Lease if such taking will substantially interfere with Tenant's use or occupancy of the Premises. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that Tenant shall be entitled to that portion of the award which represents the value of Tenant's leasehold interest. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, which does not result in a termination of this Lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Premises substantially to their condition prior to such partial taking' and, thereafter, rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the amount of leasable Area immediately prior to the taking. No temporary taking of a part of the Premises or of the Building, including parking facilities and interior and adjacent landscaped areas shall give Tenant any right to terminate this lease.

                       ARTICLE 16 ASSIGNMENT AND SUBLEASE
                       -----------------------------------

16.1  Landlord's Consent Required.
      ----------------------------

Tenant shall not voluntarily or by operation of law assign this Lease, sublet all or any part of the Premises, or otherwise transfer, mortgage, pledge, hypothecate or encumber all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, without Landlord's prior written consent and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold such consent.

16.2  Change in Entity.
      -----------------

If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of tenant, or the sale or the transfer of the controlling percentage of the capital stock of Tenant, or the sale of 51% or more of the value of the assets of Tenant, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and right to vote, stock possessing at least 51% of the total combined voting power of all classes of-Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. This paragraph shall not apply to corporations the stock of which is traded through an exchange or over the counter.

16.3  Assignment of Rent.
      ------------------
Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord s application, may collect such rent and apply it toward Tenant's obligation under this Lease, except that, until the occurrence of any act of default by Tenant, Tenant shall have the right to collect such rent.

16.4  Attorney Fees.
      --------------
                                       9

If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's reasonable attorney's fees incurred in connection with each such request.

16.5  No Release of Tenant.
      ---------------------

No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment of the Lease or subletting of the Premises. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other such assignment of the Lease or subletting of the Premises. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

                               ARTICLE 17 DEFAULT
                              --------------------

17.1  Default.
      --------

The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

17.1.1 Any failure by Tenant to pay rent or any other monetary sums required to be paid hereunder

17.1.2 A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that it cannot be reasonably cured within such ten (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

17.1.3 The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within forty-five (45) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

17.2  Remedies.
      ---------

In the event of any such material default or breach of Tenant, Landlord may at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach do the following:

17.2.1 Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the premise, including, without limitation, brokers' commissions, expenses of remodeling the premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in the lease but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld. if Landlord elects to relet the premises as provided in this Paragraph, rent that Landlord receives from reletting shall be applied to the payment of:

First, any indebtedness from Tenant to Landlord other than rent due from Tenant:

Second, all costs, including for maintenance, incurred by Landlord by reletting;

Third, rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sun remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this lease. In no event shall Tenant be entitled to any excess rent received by landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including for maintenance, landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this paragraph.

17.2.2 Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the a-mount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform their obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in their sole discretion deems reasonable and necessary. As used in sub-paragraph (i) above, the "worth at the time of award" is computed by allowing interest at the highest lawful rate per annum from the date of default. As used in sub-paragraphs (ii) and (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus 1%. The term "rent" as used in this
Article 17 shall be deemed to be and to mean rent to be paid pursuant to Article 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

17.3  Late Charges.
      -------------

Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

17.4  Default by Landlord.
      --------------------

Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than five
(5) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has f ailed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than five (5) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such five (5) days period and `thereafter diligently prosecutes the same to completion.

                       ARTICLE 18. ADDITIONAL PROVISIONS
                       ---------------------------------

18.1  Quiet Enjoyment.
      ----------------

Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease and performing their covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject however, to the terms of the Lease and of any of the mortgages or deeds of trust described above.

18.2  Attormnent.
      ----------

In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease.

18.3  Estoppel Certificate.
      ---------------------

Tenant shall within ten (10) days after receipt of a request therefore from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any), and (b) acknowledging that there are not, to the Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be-conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance. If Landlord desires to finance or refinance said Premises or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Lender in confidence and shall be used only for the purposes herein set forth.

                          WAIVER OF RIGHT TO PURCHASE

1. Recitals.
   ---------

Palomar Savings and Loan Association ("Palomar") leases the first floor of the premises located at 355 West Grand Avenue, Escondido, California from Palomar Plaza Associates, Ltd. ("Landlord") pursuant to a lease dated April 15, 1987. Paragraph 18.4 of the lease gives Palomar a right of first refusal to purchase the building in which the premises are located ("Building") in the event Landlord desires to sell the Building. Landlord desires to sell the Building and Palomar desires to waive its right of first refusal to purchase the Building.

2. Waiver.
   -------

For valuable consideration, the undersigned hereby waives its right of first refusal to purchase the Building in connection with its sale by Landlord to Peter Wagener or assignee. The undersigned waives only that right to purchase and does not waive any right to purchase in connection with any subsequent sale by Landlord's successor in interest nor any other rights under Paragraph 18.4 of the lease.

3. Warranty Re Authorization.
   --------------------------

The undersigned warrants that the Board of Directors of Palomar has duly approved this Waiver of Right to Purchase and that it is binding on Palomar.

                                        PALOMAR SAVING AND LOAN
                                        ASSOCIATION

                                    By: /s/ JIM RADY
                                        -------------------
                                        Jim Rady
of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

18.5  Captions; Attachments; Defined Terms.
      -------------------------------------

The captions of the Articles of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease. Exhibits attached hereto and addenda and schedules initialed by the parties, are deemed by attachment to constitute a part of this Lease and are incorporated herein. The words "Landlord" and "Tenant," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine or feminine and words in masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

18.6  Entire Agreement.
      -----------------

This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the leasing of the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements between and among themselves and their agents and representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

18.7  Severability.
      -------------

If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each remaining term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

18.8  Costs of Suit.
      --------------

If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees which shall be set by the court and which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

18.9  Time, Joint and Several Liability.
      ----------------------------------

Time is of the essence of this Lease and each and every provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

18.10  Binding Effect; Choice of Law.
       ------------------------------

The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to
Section 18.5, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

18.11  Waiver.
       -------

No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time for the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing; provided, however, that receipt and acceptance by Landlord of a delinquent monetary obligation shall constitute a waiver of timely payment for the particular monetary obligation involved but shall not constitute a waiver of any other default or subsequent late payment.

18.12  Surrender of Premises.
       ----------------------

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, if any, or shall, at the option of the Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

18.13  Holding Over.
       -------------

If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only and not a renewal hereof or an extension for any further term and in such case, rent and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

18.14  Reasonable Consent.
       -------------------

Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

18.15  Notices.
       --------

All notices or demands of any kind required or designated to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered 48 hours after depositing the notice or demand in the United States mail, certified, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease. The addresses or addressees for the purpose of this paragraph, may be changed by giving written notice of such change in the manner herein provided for giving notice.

18.16  Corporate Authority.
       --------------------

If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

18.17  Interest on Past Due Obligations.
       ---------------------------------

Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at 10% per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

18.18  Recording.
       ----------

Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

LANDLORD                                        PALOMAR PLAZA ASSOCIATES, LTD.,
--------                                        225 East Third Avenue
                                                Escondido, CA 92025

TENANT                                          PALOMAR SAVINGS & LOAN
------                                          ASSOCIATION
                                                355 WEST GRAND AVENUE
                                                ESCONDIDO, CA  92025

                                   EXHIBIT "A"

                      Tenant Improvements To Be Constructed
                     --------------------------------------
                                   By Landlord
                                   -----------

1. 9' ceilings with 2x2 T bar and all lighting and wall outlets.

2. Complete bathrooms with ceramic tile floors and walls to meet the local health codes.

3. All heating and air conditioning to meet Title 24 Calculations.

4. Lunch room with cabinets (51 top and bottom).

5. A room that is one hour fire rated for records.

6. Four fully improved offices, if all 7,000 square feet are rented.

7. All interior wall to have painted surfaces.

8. A carpet allowance of $11.70 per square yard is used (material and installation).

9. An additional $7.00 per square foot ($49,000.00 per 7,000 square feet) is allowed for other improvements, up grading materials, or items listed below.

                            FIRST AMENDMENT TO LEASE

This Amendment is attached to and made a part of that certain Lease by and between Palomar Plaza Associates Ltd., a general partnership as Landlord (herein "Landlord") and Palomar Savings and Loan Association (herein "Tenant").

                                    RECITALS
                                    --------

A. Pursuant to the above-mentioned Lease, dated April 15, 1987, Landlord leased to Tenant the first floor of the building to be located at 355 West Grand Avenue, Escondido, California.

B. The parties desire to amend the provisions of the Lease to contain and include all the provisions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, and of the covenants, obligations and conditions contained herein, the parties hereto agree as follows:

1. Tenant's customers shall be entitled to the exclusive use of nine (9) parking spaces closest to the building in which the premises are located.

2. In the event of a conflict between the Lease and this Amendment, the provisions of this Amendment shall prevail and govern the respective rights and duties of the parties.

3. This Agreement is executed and intended to be performed in the State of California, and the laws of that state shall govern its interpretation and effect.

4. Except as otherwise provided herein, the terms of the Lease shall remain in full force and effect.

                                          LANDLORD:
                                          PALOMAR PLAZA ASSOCIATES LTD

Dated: April 21, 1987                     By:    /s/
                                              ---------------------------

Dated: April 21, 1987                     By:    /s/
                                              ---------------------------

                                          TENANT:
                                          PALOMAR SAVINGS & LOAN
                                          ASSOCIATION

Dated:  April 21, 1987                    By:    /s/ JAMES M. RADY
                                             ----------------------------
                                              James M. Rady, President

Dated:  April 21, 1987                    By:    /s/ FLORENCE LINDSEY
                                             ----------------------------
                                             Florence Lindsey, Asst. Sec.

                            SECOND AMENDMENT TO LEASE

This Amendment is attached to and made a part of that certain Lease by and between Palomar Plaza Associates Ltd., a general partnership as Landlord (herein "Landlord") and Palomar Savings and Loan Association (herein "Tenant").

RECITALS
--------

   A. Pursuant to the above-mentioned Lease, dated April 15, 1987, Landlord leased to Tenant the first floor of the building to be located at 355 West Grand Avenue, Escondido, California.

   B. The parties desire to amend the provisions of the Lease to contain and include all the provisions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, and of the covenants, obligations and conditions contained herein, the parties hereto agree as follows:

   1. Tenant shall lease seven thousand (7,000) square feet on the first floor of the building measured from the exterior walls at one dollar and fifty cents ($1.50) per square foot for a monthly rental of Ten Thousand Five Hundred Dollars ($10,500.00).

   2. In the event of a conflict between the Lease and this Amendment, the provisions of this Amendment shall prevail and govern the respective rights and duties of the parties.

   3. This Agreement is executed and intended to be performed in the State of California, and the laws of that state shall govern its interpretation and effect.

   4. Except as otherwise provided herein, the terms of the Lease shall remain in full force and effect.

                                        LANDLORD:
                                        PALOMAR PLAZA ASSOCIATES LTD

Dated: April 21, 1987                   By: /s/
                                           ----------------------------

Dated: April 21, 1987                   By: /s/
                                           ----------------------------

                                        TENANT:
                                        PALOMAR SAVINGS & LOAN
                                        ASSOCIATION

Dated:  April 21, 1987                  By: /s/ JAMES M. RADY
                                           ----------------------------
                                           James M. Rady, President

Dated:  April 21, 1987                  By: /s/ FLORENCE LINDSEY
                                           ----------------------------
                                           Florence Lindsey, Asst. Sec.

                            THIRD AMENDMENT TO LEASE

This Third Amendment to Lease ("Amendment") is attached to and made a part of that certain Lease by Palomar Plaza Associates Limited, a California general partnership (herein "Landlord") and Palomar Savings and Loan (herein "Tenant").

                                    RECITALS
                                    --------

A. On April 15, 1987, the parties executed a Lease of certain property located at 355 West Grand Avenue, Escondido, California (herein "Lease"). That Lease was amended by a First Amendment to Lease dated April 21, 1987 and a Second Amendment to Lease also dated April 21, 1987.

B. The parties desire to amend and expand the provisions of the Lease and the amendments thereto to contain and include all the provisions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and of the covenants, obligations and conditions contained herein the parties agree as follows:

1. In the event of a conflict between the Lease and the amendments thereto and this Amendment the provisions of this Amendment shall prevail and govern the respective rights and duties of the parties.

2. The term of the Lease shall commence on November 23, 1987 (the "Commencement Date") and terminate on November 23, 2007.

3. Except as provided herein, the terms of the Lease and amendments thereto shall remain in full force and effect.


                                             LANDLORD:
                                             PALOMAR PLAZA ASSOCIATES LTD

Dated: December 23, 1987                     By:  /s/
                                                ----------------------------

Dated: December 23, 1987                     By:  /s/
                                                ----------------------------

                                             TENANT:
                                             PALOMAR SAVINGS & LOAN
                                             ASSOCIATION

Dated:  December 23, 1987                    By:  /s/ JAMES M. RADY
                                                ----------------------------
                                                James M. Rady, President

Dated:  December 23, 1987                    By:  /s/ FLORENCE LINDSEY
                                                ----------------------------
                                                Florence Lindsey, Asst. Sec.

                            FOURTH AMENDMENT TO LEASE

This Amendment is attached to and made a part of that certain Lease by and between Palomar Plaza Associates Ltd., a general partnership, thereafter assigned to Palovest Limited Partnership, as Landlord (herein "Landlord"); and Palomar Savings and Loan Association (herein "Tenant").

                                    RECITALS
                                    --------

A. Pursuant to the above-mentioned Lease, dated April 15, 1987, Landlord leased to Tenant the first floor of the building to be located at 355 West Grand Avenue, Escondido, California.

B. The parties desire to amend the provisions of the Lease to contain and include all the provisions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals, and of the covenants, obligations and conditions contained herein, the parties hereto agree as follows:

1. Rent payable under the Lease is presently $13,384.35 per month with the next rent adjustment date being May 23, 1995. Notwithstanding the consumer price index changes required in rent at such date, rent shall be reduced to $12,250.00 per month on such date. All other terms and provisions of the Lease shall remain in full force and effect including subsequent rent adjustments.

2. In the event of a conflict between the Lease and this Amendment, the provisions of this Amendment shall prevail and govern the respective rights and duties of the parties.

3. This Agreement is executed and intended to be performed in the State of California, and the laws of that state shall govern its interpretation and effect.

4. Except as otherwise provided herein, the terms of the lease shall remain in full force and effect.

                                              LANDLORD:
                                              PALOVEST LIMITED PARTNERSHIP

Dated: February 23, 1995                      By:  /s/
                                                 ----------------------------

                                              TENANT:
                                              PALOMAR SAVINGS & LOAN
                                              ASSOCIATION

Dated: January 31, 1995                       By:  /s/ JAMES M. RADY
                                                 ----------------------------
                                                 James M. Rady, President

Dated: January 31, 1995                       By:  /s/ FLORENCE LINDSEY
                                                 ----------------------------
                                                 Florence Lindsey, Asst. Sec.